Exhibit 10.4

EXECUTION COPY

SECURITY AGREEMENT

Name: MISCOR Group, Ltd. No. and Street: 1125 South Walnut Street City: South Bend County: St. Joseph State: Indiana	Name: Magnetech Industrial Services, Inc. No. and Street: 3496 East 83rd Place City: Merrillville County: Lake State: Indiana

MISCOR GROUP, LTD., an Indiana corporation ("MISCOR"), and MAGNETECH INDUSTRIAL SERVICES, INC., an Indiana corporation ("MIS" and together with MISCOR, the "Debtors" and each a "Debtor"), for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each hereby grant, pledge and assign to John A. Martell, a resident of the State of Michigan ("Lender"), a security interest in the all of Debtors' personal property, tangible and intangible, whether Debtors' interest therein as owner, co-owner, lessee, consignee, secured party, or otherwise be now owned or existing or hereafter arising or acquired, and wherever located, together with all substitutions, replacements, additions and accessions therefor or thereto, all replacement and repair parts therefor, all negotiable documents relating thereto, all products thereof and all cash and non-cash proceeds thereof including, but not limited to, notes, drafts, checks, instruments, insurance proceeds, indemnity proceeds, warranty and guaranty proceeds and proceeds arising in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the following property by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), and including, without limitation, the following:

(a)           All of Debtors' machinery, equipment, tools, furniture and furnishings including, but not limited to, all manufacturing, fabricating, processing, transporting and packaging equipment, power systems, heating, cooling and ventilating systems, lighting and communication systems, electric, gas and water distribution systems, food service systems, fire prevention, alarm and security systems, laundry systems and computing and data processing systems (hereinafter sometimes called the "Equipment"), some or all of which Equipment may be more fully described in the schedule set forth at the end of this agreement or in a separate schedule attached hereto;

(b)           All of Debtors' inventory including, but not limited to, parts, supplies, raw materials, work in process, finished goods, materials used or consumed in Debtors' business, repossessed and returned goods (hereinafter sometimes called the "Inventory"), some or all of which Inventory may be more fully described in the schedule set forth at the end of this agreement or in a separate schedule attached hereto;

(c)           All of Debtors' accounts, accounts receivable, contract rights, chattel paper,

general intangibles, income tax refunds, instruments, negotiable documents, notes, drafts, acceptances and other forms of obligations and receivables arising from or in connection with the operation of Debtors' business including, but not limited to, those arising from or in connection with Debtors' sale, lease or other disposition of Inventory (hereinafter sometimes called the "Receivables");

(d)           All trade names, trademarks, goodwill, patents, patent applications, copyrights, deposit accounts, licenses and franchises; and

(e)           All of MISCOR's right, title, and interest in and to the capital stock of MIS and American Motive Power, Inc., a Nevada corporation, and the membership interest and units in HK Engine Components, LLC, an Indiana limited liability company.

(all of the foregoing hereinafter sometimes called the "Collateral").

The security interest hereby granted is to secure the prompt and full payment and complete performance of all Obligations of MISCOR to Lender. The word "Obligations" shall mean all indebtedness, debts and liabilities (including principal, interest, late charges and, to the extent permitted by law, collection costs, attorneys' fees and the like) of MISCOR to Lender under that certain Secured Promissory Note executed and delivered by MISCOR in favor of Lender dated February __,  2010 ("Note") evidencing a loan in the original principal amount of Four Hundred Twenty-Five Thousand One Hundred Forty-Nine and 00/100 Dollars ($425,149.00) and any other indebtedness owed by MISCOR to Lender from and after the date of this agreement.  MIS hereby acknowledges that Lender was unwilling to enter into that certain transaction with MISCOR and was unwilling to accept the Note from MISCOR unless MIS agreed to execute and deliver this agreement, and MIS will realize substantial benefits from the Note and the transaction between MISCOR and Lender.

1.           General Covenants. Each Debtor, jointly and severally, represents, warrants and covenants, with respect to the individual Debtor's Collateral, as follows:

(a)           Except for such claims and interests, if any, shown in the schedule set forth at the end of this agreement, or in any schedule attached hereto and signed by both Debtor and Lender and the security interest granted hereby, (i) Debtor is, or as to Collateral arising or to be acquired after the date hereof, shall be, the sole owner of the Collateral free from any and all liens, security interests, encumbrances, claims and interests; and (ii) no security agreement, financing statement, equivalent security or lien instrument or continuation statement covering any of the Collateral is on file or of record in any public office.

(b)           Debtor shall not create, permit or suffer to exist, and shall take such action as is necessary to remove, any claim to or interest in or lien or encumbrance upon the Collateral, other than those, if any, shown in the schedule set forth at the end of this agreement or in any schedule attached hereto and signed by both Debtor and Lender and the security interest granted hereby, and shall defend the right, title and interest of Lender in and to the Collateral against all claims and demands of all persons and entities at any time claiming the same or any interest therein.

(c)           Debtor's principal place of business and chief executive office/residence is located at the address set forth at the beginning of this agreement; Debtor has no other place of business/residence, except as shown in the schedule set forth at the end of this agreement or in any schedule attached hereto and signed by both Debtor and Lender; and, unless Lender consents in writing to a change in the location of the Equipment, Inventory or Debtor's records concerning the Receivables prior to such a change in location, the Equipment, Inventory and Debtor's records concerning the Receivables shall be kept at that address or at the locations set forth in such schedules.

(d)           At least thirty (30) days prior to the occurrence of any of the following events, Debtor shall deliver to Lender written notice of such impending events: (i) a change in Debtor's principal place of business, chief executive office and/or residence; (ii) the opening or closing of any place of business; or (iii) a change in Debtor's name, identity or corporate structure.

(e)           Subject to any limitation stated therein or in connection therewith, all information furnished by Debtor concerning the Collateral or otherwise in connection with the Obligations, is or shall be at the time the same is furnished, accurate, correct and complete in all material respects.

(f)           The Collateral is and shall be used primarily for business purposes.

2.           Preservation and Disposition of Collateral.

(a)           Except for such claims and interests, if any, shown in the schedule set forth at the end of this agreement or in any schedule attached hereto and signed by the Debtors and Lender and the security interest granted hereby, Debtors shall keep the Collateral free from any and all liens, security interests, encumbrances, claims and interests. Debtors shall advise Lender promptly, in writing and in reasonable detail, (i) of any material encumbrance upon or claim asserted against any of the Collateral; (ii) of any material change in the composition of the Collateral; and (iii) of the occurrence of any other event that would have a material effect upon the aggregate value of the Collateral or upon the security interest of Lender.

(b)           Debtors shall not sell or otherwise dispose of the Collateral; provided, however, that until default, Debtors may use the Equipment and Inventory in any lawful manner not inconsistent with this agreement or with the terms or conditions of any policy of insurance thereon and may also sell or otherwise dispose of the Inventory in the ordinary course of Debtors' business. A sale in the ordinary course of business shall not include a transfer in partial or total satisfaction of a debt.

(c)           Debtors shall keep the Collateral in good condition and shall not misuse, abuse, secrete, waste or destroy any of the same.

(d)           Debtors shall not use the Collateral in violation of any statute, ordinance, regulation, rule, decree or order.

(e)           Debtors shall pay promptly when due all taxes, assessments, charges or levies upon the Collateral or in respect to the income or profits therefrom, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings; (ii) such proceedings do not involve any danger of sale, forfeiture or loss of any Collateral or any interest therein; and (iii) such charge is adequately reserved against in accordance with generally accepted accounting principles.

(f)           At its option, Lender may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance and preservation of the Collateral. Debtors each agree to reimburse Lender upon demand for any payment made or any expense incurred (including reasonable attorneys' fees) by Lender pursuant to the foregoing authorization. Should Debtors fail to pay said sum to Lender upon demand, interest shall accrue thereon, from the date of demand until paid in full, at the highest rate set forth in any document or instrument evidencing any of the Obligations.

(g)           Upon Lender's request at any time or times, Debtors shall each assign and deliver to Lender any collateral and shall furnish to Lender additional collateral of value and character satisfactory to Lender as security for the Obligations.

3.           Extensions and Compromises. With respect to any Collateral held by Lender as security for the Obligations, Debtors each assent to all extensions or postponements of the time of payment thereof or any other indulgence in connection therewith, to each substitution, exchange or release of Collateral, to the addition or release of any party primarily or secondarily liable, to the acceptance of partial payments thereon and to the settlement, compromise or adjustment thereof, all in such manner and at such time or times as Lender may deem advisable. Lender shall have no duty as to the collection or protection of Collateral or any income therefrom, nor as to the preservation of rights against prior parties, nor as to the preservation of any right pertaining thereto, beyond the safe custody of Collateral in the possession of Lender.

4.           Financing Statements.  Debtors each authorize Lender to file one or more financing statements in a form satisfactory to Lender and shall pay the cost of filing the same in all public offices wherever filing is deemed by Lender to be necessary or desirable. A carbon, photographic or other reproduction of a financing statement shall be sufficient as a financing statement.  Upon payment in full of the Obligations, Lender shall terminate any financing statements relating to the security interest granted under this Agreement.

5.           Lender's Appointment as Attorney-in-Fact. Debtors each hereby irrevocably constitute and appoint Lender and any officer or agent thereof, with full power of substitution, as each Debtor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of any Debtor and in the name of any Debtor or in Lender's own name, from time to time in Lender's discretion, for the purpose of carrying out the terms of this agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this agreement and, without limiting the generality of the foregoing, hereby grant to Lender the power and right, on behalf of each Debtor, without notice to or assent by Debtors:

(a)           To execute, file and record all such financing statements, certificates of title and other certificates of registration and operation and similar documents and instruments including, but not limited to, those relating to aircraft or marine vessels, as Lender may deem necessary or desirable to protect, perfect and validate Lender's security interest therein.

(b)           Upon the occurrence and continuance of any event of default under paragraph 6 hereof, (i) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; (ii) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (iii) to defend any suit, action or proceeding brought against any Debtors with respect to any Collateral; (iv) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Lender may deem appropriate; and (v) generally, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and to do, at Lender's option and each Debtor's expense, at any time or from time to time, all acts and things which Lender deems necessary to protect, preserve or realize upon the Collateral and Lender's security interest therein, in order to effect the intent of this agreement, all as fully and effectively as any Debtor might do.

Debtors each hereby ratify all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable. The powers conferred upon Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon Lender to exercise any such powers. Lender shall be accountable only for amounts that Lender actually receives as a result of the exercise of such powers and neither Lender nor any of its officers, directors, employees or agents shall be responsible to any Debtor for any act or failure to act, except for Lender's own gross negligence or willful misconduct.

6.           Default.  Subject to the rights of prior lienholders identified on the schedules to this Agreement, if any event of default in the payment or performance of any of the Obligations secured by this agreement or the performance of any covenant contained herein shall occur and be continuing; or after notice if any warranty, representation or statement made or furnished to Lender by any Debtor proves to have been false in any material respect when made or furnished;

or after notice if Lender shall for any reason deem itself insecure as to the prospect of payment of any of the Obligations:

(a)           Lender may, at its option and without notice, declare the unpaid balance of any or all of the Obligations immediately due and payable and this agreement and any or all of the Obligations in default.

(b)           All payments received by any Debtor under or in connection with any of the Collateral shall be held by the Debtor in trust for Lender, shall be segregated from other funds of the Debtor and shall forthwith upon receipt by the Debtor be turned over to Lender in the same form as received by the Debtor (duly endorsed by the Debtor to Lender, if required). Any and all such payments so received by Lender (whether from Debtor or otherwise) may, in the sole discretion of Lender, be held by Lender as collateral security for, and/or then or at any time thereafter be applied in whole or in part by Lender against, all or any part of the Obligations in such order as Lender may elect. Any balance of such payments held by Lender and remaining after payment in full of all the Obligations shall be paid over to the applicable Debtor or to whomsoever may be lawfully entitled to receive the same. Nothing set forth in this subparagraph (b) shall authorize or be construed to authorize any Debtor to sell or otherwise dispose of any Collateral except as provided in subparagraph 2(b) hereof.

(c)           Lender shall have the rights and remedies of a secured party under this agreement, under any other instrument or agreement securing, evidencing or relating to the Obligations and under the law of the State of Indiana. Without limiting the generality of the foregoing, Lender shall have the right to take possession of the Collateral and all books and records relating to the Collateral and for that purpose Lender may enter upon, with or without breaking into, any premises on which the Collateral or books and records relating to the Collateral or any part thereof may be situated and remove the same therefrom. Debtors each expressly agree that Lender, without demand of performance or other demand, advertisement or notice of any kind (except the notices specified below of time and place of public sale or disposition or time after which a private sale or disposition is to occur) to or upon any Debtor or any other person or entity (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase or sell or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any of Lender's offices or elsewhere at such prices as Lender may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Debtor. Debtors each further agree, at Lender's request, to assemble the Collateral and to make it available to Lender at such places as Lender may reasonably select, whether at Debtors' premises or elsewhere. Debtors each further agree to allow Lender to use or occupy each Debtor's premises, without charge, for the purpose of effecting Lender's remedies in respect of the Collateral. Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any or all of the

Collateral or in any way relating to the rights of Lender hereunder, including reasonable attorneys' fees and legal expenses, to the payment in whole or in part of the Obligations, in such order as Lender may elect, and only after so paying over such net proceeds and after the payment by Lender of any other amount required by any provision of law, including Indiana Code Section 26-1-9.1-615, need Lender account for the surplus, if any, to any Debtor. To the extent permitted by applicable law, each Debtor waves all claims, damages and demands against Lender arising out of the repossession, retention, sale or disposition of the Collateral and waives relief from valuation and appraisement laws. Debtors each agree that Lender need not give more than five (5) days' notice (which notification shall be deemed given when mailed, postage prepaid, addressed to Debtors at Debtors' address set forth at the beginning of this agreement, or when telecopied or telegraphed to that address or when telephoned or otherwise communicated orally to Debtors or any agent of Debtors at that address) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Debtors each shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Lender is entitled. Debtors each shall also be liable for the costs of collecting any of the Obligations or otherwise enforcing the terms thereof or of this agreement including reasonable attorneys' fees.

7.           General. Any provision of this agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Lender shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by any Debtor unless such waiver be in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. All of Lender's rights and remedies, whether evidenced hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised singularly or concurrently. Any written demand upon or written notice to any Debtor shall be effective when deposited in the mails addressed to the applicable Debtor at the address shown at the beginning of this agreement. This agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the law of the State of Indiana. The provisions hereof shall, as the case may require, bind or inure to the benefit of, the respective heirs, successors, legal representatives and assigns of any Debtor and Lender.

* * * * *

IN WITNESS WHEREOF, Debtors have each signed this agreement this 3rd day of February, 2010.

DEBTORS:

MISCOR GROUP, LTD.
an Indiana corporation

By:	/s/ Michael D. Topa
Michael D. Topa Chief Financial Officer

STATE OF INDIANA	)
) SS:
COUNTY OF ST. JOSEPH	)

Personally appeared before me, a Notary Public in and for the State of Indiana, Michael D. Topa, who, being first duly sworn, acknowledged the execution of the foregoing instrument.

IN WITNESS WHEREOF, I have hereunto set my signature and Notarial Seal this 3rd day of February 2010.

/s/ James M. Lewis
James M. Lewis, Notary Public

My Commission Expires:  Feb. 9, 2016
I am a resident of St. Joseph County, Indiana.

IN WITNESS WHEREOF, Debtors have each signed this agreement this 3rd day of February, 2010.

DEBTORS:

MAGNETECH INDUSTRIAL SERVICES, INC.
an Indiana corporation

By:	/s/ Michael D. Topa
Michael D. Topa, Treasurer

STATE OF INDIANA	)
) SS:
COUNTY OF ST. JOSEPH	)

Personally appeared before me, a Notary Public in and for the State of Indiana, Michael D. Topa, who, being first duly sworn, acknowledged the execution of the foregoing instrument.

IN WITNESS WHEREOF, I have hereunto set my signature and Notarial Seal this 3rd day of February 2010.

/s/ James M. Lewis
James M. Lewis, Notary Public

My Commission Expires:  Feb. 9, 2016
I am a resident of St. Joseph County, Indiana.

Schedule of Additional Places of Business

800 Nave Road SE
Massillon, OH   44646

870 Crescentville Road
Cincinnati, OH   45246

1825 Summer Street
Hammond, IN   46320

821 Bev Road
Boardman, OH   44512

1029 7th Avenue
Huntington, WV   25701

701 Bill Myles Drive West
Saraland, AL   36571

7515 W. Sunnyview Avenue
Visalia, CA   93291

1125 S. Walnut Street
South Bend, IN   46619

Schedule of Additional Claims and Interests

The Lender's interest in the Collateral shall be subordinate to existing blanket liens in favor of Wells Fargo Bank, BDewees, Inc. and Xgen 3, Ltd., and to any purchase money security interests.

Supplemental Schedule of Collateral

EXHIBIT
(FOR ATTACHMENT TO FINANCING STATEMENT)
BLANKET

All of Debtor's personal property, tangible and intangible, whether Debtor's interest therein as owner, co-owner, lessee, consignee, secured party, or otherwise be now owned or existing or hereafter arising or acquired, and wherever located, together with all substitutions, replacements, additions and accessions therefor or thereto, all replacement and repair parts therefor, all negotiable documents relating thereto, all products thereof and all cash and non-cash proceeds thereof including, but not limited to, notes, drafts, checks, instruments, insurance proceeds, indemnity proceeds, warranty and guaranty proceeds and proceeds arising in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the following property by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), and including, without limitation, the following:

(a)           All of Debtor's machinery, equipment, tools, furniture and furnishings including, but not limited to, all manufacturing, fabricating, processing, transporting and packaging equipment, power systems, heating, cooling and ventilating systems, lighting and communication systems, electric, gas and water distribution systems, food service systems, fire prevention, alarm and security systems, laundry systems and computing and data processing systems (hereinafter sometimes called the "Equipment"), some or all of which Equipment may be more fully described in the schedule set forth at the end of this agreement or in a separate schedule attached hereto;

(b)           All of Debtor's inventory including, but not limited to, parts, supplies, raw materials, work in process, finished goods, materials used or consumed in Debtor's business, repossessed and returned goods (hereinafter sometimes called the "Inventory"), some or all of which Inventory may be more fully described in the schedule set forth at the end of this agreement or in a separate schedule attached hereto;

(c)           All of Debtor's accounts, accounts receivable, contract rights, chattel paper, general intangibles, income tax refunds, instruments, negotiable documents, notes, drafts, acceptances and other forms of obligations and receivables arising from or in connection with the operation of Debtor's business including, but not limited to, those arising from or in connection with Debtor's sale, lease or other disposition of Inventory; and

(d)           All trade names, trademarks, goodwill, patents, patent applications, copyrights, deposit accounts, licenses and franchises.